UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 4, 2004 (May 12, 2004)



                             Invvision Capital, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                         0-80429                   75-2823489
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)



                        2100 Valley View Lane, Suite 100
                                Dallas, TX 75234
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code:  (972) 919-4774
                                                     --------------


(Former name or former address, if changed since last report): Not Applicable

Item 9. Regulation FD Disclosure.

     On May 4, 2004, Invvision Capital, Inc. issued a press release announcing the hiring of Bruce A. Hall as its Chief Financial Officer. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INVVISION CAPITAL, INC.



Dated:  May 12, 2004                       By:       /s/ John E. Rea
                                           -------------------------------------
                                           Name:    John E. Rea
                                           Title:   Chief Executive Officer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             INVVISION CAPITAL, INC.

                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                            Commission File No.:
May 12, 2004                                                      0-80429




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


c) Exhibits

EXHIBIT NO.   ITEM
-----------   -------------------------------------

 99           Press Release dated May 4, 2004